Exhibit  10.2



August  14,  1997


Sauceda  &  Granville  Securities,  Inc.
216  16th  Street,  Suite  840
Denver,  CO    80202


Gentlemen:

     Upon acceptance, this letter will serve as the Second Amendment to the Agreement between Sauceda & Granville Securities, Inc. ("SGS") and Bion Environmental Technologies, Inc. ("BIET") dated February 6, 1997 as amended March 14, 1997) concerning BIET*s retention of SGS to provide investment banking services.

A.      Term of the Agreement:  The term of the agreement is hereby amended to
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be  from December 1, 1996 to December 31, 1997, instead of December 1, 1996 to
November 30, 1997 as was previously stated in paragraph A of the First Amendment to the Agreement dated March 14,1997.

     Section 4.  Compensation, paragraph (b) is hereby amended to extend SGS*s
                 ------------
June 30, 1997 deadline to raise not less than $1,000,000, or an amount satisfactory to BIET, to December 31, 1997.

     Please sign the two enclosed originals, keep one for your files, and return the other to Bion.

     Sincerely,

     Bion  Environmental  Technologies,  Inc.

       /s/  Jon  Northrop
     --------------------
Jon  Northrop
Chief  Executive  Officer

Agreed  and  Accepted:

Sauceda  &  Granville  Securities,  Inc.

By:    /s/  Benito  Sauceda  III          8/15/97
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       Benito  Sauceda  III                      date